(ICON)

Prudential
Natural
Resources
Fund, Inc.

SEMI
ANNUAL
REPORT
Nov. 30, 1997

(LOGO)

Prudential Natural Resources Fund, Inc.

Performance At A Glance.
It's been a disappointing time for natural resource stocks. Gold commodity prices fell sharply last fall, hitting a 12-year low in December and dwarfing our gains on oil service and paper stocks. The Prudential Natural Resources Fund trailed the average natural resource company fund, as measured by Lipper Analytical Services, by a significant margin because a substantial portion of our portfolio was in gold-related stocks, which suffered from a widespread fear that sales of central banks' gold reserves might force gold prices even lower.

Cumulative Total Returns1                          As of 11/30/97


                           Six       One        Five      Ten       Since
                          Months     Year       Years     Years    Inception2
        Class A          -11.86%     -11.86%     83.06%     N/A       65.52%
        Class B          -12.10      -12.48      76.43    124.96%     76.60
        Class C          -12.10      -12.48      N/A        N/A       30.30
        Class Z          -11.72      -11.60      N/A        N/A       -5.39
        Lipper Nat.
        Resources Avg.3   -2.75        1.39    102.09    192.03    ***

Average Annual Total Returns1                   As of 12/31/97

                              One       Five     Ten        Since
                             Months     Year     Years     Inception2
        Class A             -16.59%     10.93%    N/A         5.76%
        Class B             -17.88      11.08    7.49%        5.60
        Class C             -13.88       N/A      N/A         7.75
        Class Z             -11.95       N/A      N/A        -4.82

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class C, 8/1/94; and Class Z, 9/16/96.

3 These are the average returns for the 35 funds in the Lipper Analytical Services' Custom Natural Resources category for six months; 34 funds for one year; 13 funds for five years; and eight funds for 10 years.

*** Lipper Since Inception returns are Class A, 79.67%; Class B, 76.25%; Class C, 37.80%; and Class Z, 3.81% for all funds in each share class.

How Investments Compared.
   (As of 11/30/97)
        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Leigh R. Goehring, Fund Manager                   (PICTURE)

Portfolio
Manager's Report
The Prudential Natural Resources Fund seeks long-term growth of capital by investing in foreign and domestic companies that own, explore, mine, process or develop natural resources, or provide goods and services for those industries. These resources include precious metals; ferrous and non-ferrous metals; strategic metals; hydrocarbons, such as oil, gas and coal; and timber land. The Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

A Golden Opportunity.
Gold represents an excellent risk/reward profile in 1998 and remains one of our central investment themes. Given the strength of demand, the uncertainty of supply and low stock prices, we think that gold equity investments have tremendous potential. And it is only a matter of time before prices rise.

Strategy Session.
--------------------------------------------------------------------------
Supply of -- and demand for --commodities are the dominant factors in determining the value of natural resource companies. Occasionally, stock prices are distorted by temporary fears. We think these situations can create great opportunities:

Precious metals. We are maintaining a large portion of the portfolio, 24% as of November 30, 1997, in precious metals. Gold prices were depressed over the last six months by threats of central bank sales of existing supplies. However, other precious metals, such as palladium and silver, were under no such selling pressure and prices for these metals actually rose during the reporting period.

We believe that current price of gold is based upon worst-case expectations of future sales. Although there may be further weakness, we think that the upside potential for precious metal stocks is greater than the downside.

Uranium. Uranium also offers a significant supply/demand imbalance. Demand for power generation is about 150 million pounds a year and annual production is about 70 million pounds. With the increasing focus on global warming, nuclear power is likely to become more attractive -- it is a major source of electrical power that doesn't release carbon dioxide into the atmosphere. Supplies of uranium are limited. Because of low prices much of the U.S. uranium industry has closed permanently. Uranium prices are restrained by fears that weapons-grade material from Russia will be converted into nuclear reactor-grade material and flood world markets. We believe this scenario is unlikely, because of the U.S. government restrictions on the importation of Russian uranium.

       Portfolio Composition.
Sectors expressed as a percentage of
  total net assets as of 11/30/97.
             (CHART)

What Went Well.
-------------------------------------------------
Oil Services Rallied.
Our oil service companies appreciated considerably in price. In this six-month period, our holdings of Stolt Comex Seaway (among our five largest positions this summer) more than doubled, while Coflexip gained 75% and Weatherford 63%. This theme performed very well for us, but we think it is over. In most cases, the stocks rose beyond what we consider to be fair value. We also were concerned that the Asian economic downturn is likely to reduce demand for oil. So, we reduced our holdings considerably, taking profits.

Restructuring Paid Off.
Our largest holding on November 30, 1997 was Champion International. This paper company has been restructuring. Investors have been attracted by its earnings prospects. It returned 9% over the past six months.

And Not So Well.
-------------------------------------------------
Precious Metal
Prices Plummet.
Our precious metals holdings declined substantially in price over the reporting period. The 12-month inflation rate was the lowest it's been in 11 years. Investors who are accustomed to thinking of gold as a hedge against inflation lost interest in these stocks.

Their concerns turned into panic selling when two central banks announced significant gold sales and investors feared further government sales. Gold eventually sank to a 12-year low. We view the big drop in gold prices as a buying opportunity. Gold jewelry demand alone is likely to outstrip world mine supplies in 1998, plus we do not believe that governments are likely to sell reserves at these severely depressed price levels.

El Nino Strikes.
Many of our Canadian natural gas holdings, such as Crestar Energy (down 20%) and Alberta energy (down 16%), suffered from investors' fear that El Nino would cause a mild winter and reduce demand for gas. We will hold these stocks because of our long-term view that Canadian supplies are limited and new pipeline development will increase demand for their gas.

Five Largest Issuers.
4.2%  Champion International
      Forest Products
3.7   Western Gas Resource
      Energy Sources
3.7   Stillwater Mining
      Precious Metals
3.5   Pioneer Natural Resources
      Energy Sources
3.5   Potash Corp.
      Chemicals

Expressed as a percentage of net assets as of 11/30/97.

Looking Ahead.
-------------------------------------------------
Uranium stocks are very inexpensive now. We believe these prices are based on the assumption that uranium from decommissioned nuclear weapons will become available for other purposes. At current prices uranium stocks are an attractive value, and offer more upside potential than downside risk. We think the chances are small that significant amounts of weapons-grade uranium will be converted to peacetime uses. There is much more potential for uranium stocks to move upward than down, in our opinion.

Precious Metals: Supply & Demand Are Keys to Success.
-------------------------------------------------------------------------------
Fund Manager Leigh Goehring explains the reasons why better days may await investors in precious metals.

Q. Why are you holding gold stocks?
A. We believe there is a long-term imbalance between the supply and the demand for gold. In 1997, for example, world consumption was estimated at 3,700 tons, while production and scrap (recycled) gold together yielded less than 3,000 tons. The shortfall is 700 tons a year. Jewelry demand is also rising, particularly in South Asia. Even after the exploration boom in 1993-1996, which produced very few discoveries, there will be little growth in mined supply over the next five years.

Q. So, why aren't gold prices rising?
A. Central banks made large sales of gold reserves during 1997, depressing prices. Also, central banks loaned gold under contracts which require that the banks receive the gold back at a future date. Speculators are the primary borrowers. They're selling gold (selling short), expecting to be able to buy gold at lower prices should the central banks decide to reduce their gold reserves permanently. Gold producers, who are fearful that prices will drop further, also are borrowing from central banks to sell at today's low prices. The gold they borrow will be replaced by the companies' future production. In all, we estimate that central banks have lent 6,000 to 8,000 tons out of their total of 34,000 tons. The total from 1989 to 1996 of actual gold sales has amounted to less than 6% of government holdings.

Q. Can the current situation continue?
A. Yes, but it is increasingly unlikely to do so. Central banks would be foolish to sell one asset that has fallen 65% from its high to buy another -- such as U.S. Treasury bonds -- that has already risen substantially. Although they can continue to earn a return by lending the gold, they will decide at some point that lending a significant percentage of their reserves is imprudent. Gold producers will also realize at some point that there is no reason to commit their future production at such low prices. We don't know when the turn will come, but the present situation is not stable.

Q. What can happen?
A. Most investors are now betting that central banks will sell large amounts of gold. If the central banks don't, or if they sell less than expected, speculators who have sold in anticipation of such sales will be forced to cover, pushing gold prices significantly higher. Even in the worst-case scenario (large, drawn out central bank sales), I believe gold stocks have an excellent risk/reward profile. They incorporate today's gold price, which assumes large, continuing supplies from central banks. Given the strength of demand, the uncertainty of supply and the low stock prices, I think gold equity investments have tremendous upside potential.

President's Letter                                             January 22, 1998
-------------------------------------------------------------------------------
(PHOTO)
                           New Opportunities for You.
Dear Shareholder:
By many measures, 1997 was very good for investors. Thanks to a sixth-straight year of moderate economic growth and subdued inflation, the stock market enjoyed its third year of double-digit returns while bond values rose as yields declined. But it's time to close the books on 1997 and look ahead to the opportunities of 1998.

Perhaps the best thing you can do at this time of year is review your investment strategy. Wise investors know that the only thing constant in life is change, and now, more than ever before, it's important to review your situation. Why?

The Federal Taxpayer Relief Act of 1997 is changing the way America invests and creating exciting new opportunities for you to accumulate wealth, save for college or build a nest egg for retirement. Consider --

- Expanded IRAs. Rules governing traditional Individual Retirement Accounts have been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

- New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

- New Education IRAs. Similar to a traditional IRA, but specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

- Revised Capital Gains Tax Rates. The good news is long-term rates are down, which may benefit certain mutual fund investors. The bad news is there are now three separate tax rates covering short-, mid- and long-term capital gains, and you'll probably need a professional tax preparer to sort things out in 1998.

To learn more about the Taxpayer Relief Act and how it may benefit you, please contact your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

Thank you for your continued confidence in Prudential Mutual Funds &
Annuities.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of                      PRUDENTIAL NATURAL
November 30, 1997 (Unaudited)                       RESOURCES FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--91.7%
COMMON STOCKS--90.2%
------------------------------------------------------------
Australia--1.6%
  499,500   Acacia Resources(a) (Precious
               Metals)                             $    357,377
  359,519   Capral Aluminum Ltd. (Metals-Non
               Ferrous)                                 673,685
  132,700   Comalco Ltd. (Metals-Non Ferrous)           509,074
  154,100   Delta Gold NL (Precious Metals)             136,505
  117,300   Plutonic Resources Ltd. (Precious
               Metals)                                  170,247
                                                   ------------
                                                      1,846,888
------------------------------------------------------------
Canada--31.4%
  105,000   Agnico-Eagle Mines Ltd. (Precious
               Metals)                                  497,665
  136,000   Alberta Energy Co., Ltd. (Oil &
               Natural Gas Production &
               Refining)                              2,721,623
  120,100   Anderson Exploration Ltd.(a) (Oil &
               Natural Gas Production)                1,113,169
  320,500   Arakis Energy Corp.(a) (Oil &
               Natural Gas Production)                  941,469
  192,700   Archer Resources Ltd.(a) (Oil &
               Natural Gas Production)                  811,853
  159,800   Arizona Star Resource Ltd.(a) (Gold
               Mines)                                   227,781
  126,100   Atna Resources Ltd.(a) (Mineral
               Resources)                               119,534
   70,800   Barrick Gold Corp. (Precious Metals)      1,165,790
  278,800   Barrington Petroleum Ltd.(a)
               (Exploration & Production)               828,090
  472,100   Beau Canada Exploration Ltd.(a) (Oil
               & Natural Gas Production)                991,173
  199,300   Blue Range Resource Corp.(a) (Oil &
               Natural Gas Production)                1,000,593
   53,200   Cabre Exploration Ltd.(a) (Oil &
               Natural Gas Production)                  720,963
  162,600   Cambior Inc. (Precious Metals)              822,048
   71,900   Cameco Corp. (Misc. Materials &
               Commodities)                           2,574,799
   42,500   Canadian Natural Resources Ltd.(a)
               (Oil & Natural Gas Production)      $    941,527
  156,400   Crestar Energy Inc.(a) (Oil &
               Natural Gas Production)                2,372,110
   93,700   Golden Knight Resources Inc.(a)
               (Precious Metals)                        200,671
  124,200   Greenstone Resources Ltd.(a)
               (Precious Metals)                        549,422
   80,000   International African Mining Gold
               Corp.(a) (Precious Metals)               196,609
   94,300   International Pursuit Corp.(a)
               (Precious Metals)                         69,526
  279,000   Kap Resources Ltd.(a) (Chemicals)           538,742
  224,000   MacMillan Bloedel Ltd. (Forest
               Products & Paper)                      2,406,488
  163,100   Meridian Gold Inc.(a) (Precious
               Metals)                                  366,478
  149,000   Northrock Resources Ltd.(a) (Oil &
               Natural Gas Production)                2,354,036
  114,300   Northstar Energy Corp.(a)
               (Exploration & Production)               754,429
  120,300   Placer Dome Inc. (Precious Metals)        1,444,462
   52,800   Potash Corp. (Chemicals)                  4,154,700
  173,181   Ranger Oil Ltd.(a) (Oil & Natural
               Gas Production)                        1,222,111
  533,000   Rea Gold Corp.(a) (Precious Metals)          61,753
   94,400   Repadre Capital Corp.(a) (Precious
               Metals)                                  391,082
   56,400   Rigel Energy Corp.(a) (Oil & Natural
               Gas Production)                          477,211
  231,100   Rio Alto Exploration Ltd.(a)
               (Exploration & Production)             1,841,790
  145,000   Royal Oak Mines Inc. (Precious
               Metals)                                  226,562
   75,200   Samax Gold Inc.(a) (Precious Metals)        245,536
    5,800   Sutton Resources Ltd.(a) (Mineral
               Resources)                                32,581
  311,100   Tiomin Resources Inc.(a) (Metals-Non
               Ferrous)                                 262,135
  159,600   Triton Mining Corp.(a) (Precious
               Metals)                                   62,757

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of                      PRUDENTIAL NATURAL
November 30, 1997 (Unaudited)                       RESOURCES FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Canada (cont'd.)
  165,500   TVX Gold, Inc.(a) (Precious Metals)    $    427,652
  347,400   Westmin Resources Ltd.(a)
               (Metals-Non Ferrous)                   1,427,020
                                                   ------------
                                                     37,563,940
------------------------------------------------------------
France--3.0%
   34,600   Bouygues Offshore, S.A. (Engineering
               & Construction)                        1,534,784
    7,300   Coflexip (ADR) (Energy Equipment &
               Services)                                363,175
   16,217   Total Francaise Petroleum Ltd.
               (Integrated Producers)                 1,702,284
                                                   ------------
                                                      3,600,243
------------------------------------------------------------
New Zealand--0.7%
  892,188   Fletcher Challenge Forest, Ltd.
               (Forest Products & Paper)                818,952
------------------------------------------------------------
South Africa--7.2%
  600,000   Avgold Ltd.(a) (Precious Metals)            247,295
   43,300   Durban Roodepoort Deep Ltd.(a)
               (Precious Metals)                         66,924
  125,200   Harmony Gold Mining Co., Ltd.(a)
               (Precious Metals)                        307,034
  293,600   Impala Platinum Holdings Ltd.
               (Precious Metals)                      2,698,518
   68,000   Kloof Gold Mining Co., Ltd. (ADR)
               (Precious Metals)                        252,875
  178,500   Randgold & Exploration Co.(a)
               (Precious Metals)                        228,068
  220,600   Rustenburg Platnum Holdings(a)
               (Precious Metals)                      3,441,405
    9,300   Vaal Reefs Exploration & Mining Co.,
               Ltd. (Precious Metals)                   321,978
   86,000   Western Areas Gold Mining (a)
               (Precious Metals)                        423,576
   42,200   Western Deep Levels Ltd. (Precious
               Metals)                                  682,679
                                                   ------------
                                                      8,670,352
United States--46.3%
  155,100   Abacan Resources Corp.(a) (Oil &
               Natural Gas Production)             $    358,669
   15,200   Aluminum Company of America
               (Metals-Non Ferrous)                   1,022,200
   25,600   Amerada Hess Corp. (Oil & Natural
               Gas Production)                        1,433,600
   56,400   Apex Silver Mines Ltd.(a) (Precious
               Metals)                                  623,925
  107,283   Ashanti Goldfields Ltd. (GDR)
               (Precious Metals)                        771,097
   63,000   Boise Cascade Corp. (Forest Products
               & Paper)                               2,122,312
   32,000   Brigham Exploration Co.(a) (Oil &
               Gas Exploration/Production)              502,000
   92,100   Brush Wellman, Inc. (Metals-Non
               Ferrous)                               2,187,375
   93,200   Champion International Corp. (Forest
               Products & Paper)                      4,992,025
   49,900   Cross Timbers Oil Co. (Oil & Gas
               Exploration/Production)                1,157,056
   36,700   Dawson Production Services Inc.(a)
               (Oil Services)                           770,700
   74,200   Freeport-McMoran Copper & Gold Inc.
               (Metals-Non Ferrous)                   1,479,363
   33,500   FX Energy Inc.(a) (Oil & Natural Gas
               Production)                              221,938
   54,411   Getchell Gold Corp.(a) (Precious
               Metals)                                1,428,289
   94,500   Golden Star Resources Ltd.(a)
               (Precious Metals)                        295,313
  140,600   Harcor Energy Inc.(a) (Oil & Natural
               Gas Production & Refining)               421,800
   87,000   J. Ray McDermott, S.A.(a) (Energy
               Equipment & Services)                  3,213,562
   63,000   Louisiana-Pacific Corp. (Forest
               Products & Paper)                      1,271,813
  135,600   Newfield Exploration Co.(a)
               (Exploration & Production)             3,161,175
  128,911   Newmont Mining Corp. (Precious
               Metals)                                3,875,387

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of                      PRUDENTIAL NATURAL
November 30, 1997 (Unaudited)                       RESOURCES FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
United States (cont'd.)
  148,822   NGC Corp. (Energy Sources)             $  2,455,563
   87,300   Noble Affiliates, Inc. (Exploration
               & Production)                          3,241,012
  130,586   Pioneer Natural Resources Co.
               (Energy Sources)                       4,170,590
   33,300   Rayonier Inc. (Forest Products)           1,627,537
   27,000   Reynolds Metals Co. (Aluminum)            1,537,313
  240,000   Stillwater Mining Co.(a) (Precious
               Metals)                                4,380,000
   46,000   Stolt Comex Seaway(a) (Energy
               Equipment & Services)                  2,288,500
  195,100   Western Gas Resources, Inc. (Energy
               Sources)                               4,462,912
                                                   ------------
                                                     55,473,026
                                                   ------------
            Total common stocks
               (cost US$114,695,156)                107,973,401
                                                   ------------
PREFERRED STOCKS--0.7%
------------------------------------------------------------
United States--0.7%
   14,800   Freeport-McMoran Copper & Gold Inc.,
               (Metals-Non Ferrous)                     277,500
   13,400   Hecla Mining Co., 7.00%, Conv., Ser.
               B, (Precious Metals)                     623,100
                                                   ------------
            Total preferred stocks
               (cost US$977,193)                        900,600
                                                   ------------
WARRANTS(a)--0.1%
------------------------------------------------------------
Canada-->0.1%
  120,800   Kap Resources Ltd.,
               Expiring 8/3/00 @ CAD $2
               (Chemicals)                               67,858
------------------------------------------------------------
South Africa
   21,650   Durban Roodepoort Deep Ltd. - Option
               B
               Expiring 6/30/02 @ ZAR 60
               (Precious Metals)                          4,462
                                                   ------------
            Total warrants
               (cost US$81,640)                          72,320
                                                   ------------
CONVERTIBLE BONDS--0.7%
------------------------------------------------------------
South Africa--0.2%
 ZAR  300   Randgold Finance BVI Ltd.,
               Sec'd. Gtd., (Precious Metals)
               7.00%, 9/30/01                      $    207,000
------------------------------------------------------------
United States--0.5%
US$   811   Coeur D Alene Mines Corp.,
               Sr. Sub. Deb., (Precious Metals)
               6.375%, 1/31/04                          608,250
                                                   ------------
            Total convertible bonds
               (cost US$1,075,665)                      815,250
                                                   ------------
            Total long-term investments
               (cost US$116,829,654)                109,761,571
                                                   ------------
SHORT-TERM INVESTMENTS--6.8%
REPURCHASE AGREEMENTS
------------------------------------------------------------
United States
            Joint Repurchase Agreement Account,
    8,148   5.70%, 12/1/97
               (cost US$8,148,000; Note 5)            8,148,000
                                                   ------------
------------------------------------------------------------
Total Investments--98.5%
            (cost US$124,977,654; Note 4)           117,909,571
            Other assets in excess of
               liabilities--1.5%                      1,800,955
                                                   ------------
            Net Assets--100%                       $119,710,526
                                                   ------------
                                                   ------------
</TALE>
---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                                   PRUDENTIAL NATURAL RESOURCES
Statement of Assets and Liabilities (Unaudited)    FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1997
Investments, at value (cost $124,977,654)...............................................................      $   117,909,571
Cash....................................................................................................                  849
Foreign currency, at value (cost $2,765,646)............................................................            2,722,005
Dividends and interest receivable.......................................................................              124,067
Receivable for investments sold.........................................................................              108,671
Receivable for Fund shares sold.........................................................................               65,321
Other assets............................................................................................                3,036
                                                                                                              -----------------
   Total assets.........................................................................................          120,933,520
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................              653,185
Payable for Fund shares reacquired......................................................................              293,839
Accrued expenses and other liabilities..................................................................              113,238
Distribution fee payable................................................................................               81,754
Management fee payable..................................................................................               80,978
                                                                                                              -----------------
   Total liabilities....................................................................................            1,222,994
                                                                                                              -----------------
Net Assets..............................................................................................      $   119,710,526
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $        86,650
   Paid-in capital in excess of par.....................................................................          105,394,699
                                                                                                              -----------------
                                                                                                                  105,481,349
   Accumulated net investment loss......................................................................           (1,158,773)
   Accumulated net realized gains on investments........................................................           22,502,430
   Net unrealized depreciation on investments and foreign currencies....................................           (7,114,480)
                                                                                                              -----------------
Net assets, November 30, 1997...........................................................................      $   119,710,526
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($34,757,641 / 2,423,074 shares of common stock issued and outstanding)...........................               $14.34
   Maximum sales charge (5% of offering price)..........................................................                  .75
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $15.09
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($80,286,942 / 5,909,820 shares of common stock issued and outstanding)...........................               $13.59
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,908,200 / 140,461 shares of common stock issued and outstanding)..............................               $13.59
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,757,743 / 191,627 shares of common stock issued and outstanding)..............................               $14.39

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                               Six Months
                                                  Ended
Net Investment Income (Loss)                November 30, 1997
Income
   Dividends (net of foreign withholding
      taxes of $36,727)..................     $     645,724
   Interest..............................            91,083
                                            -----------------
      Total income.......................           736,807
                                            -----------------
Expenses
   Management fee........................           560,374
   Distribution fee--Class A.............            54,870
   Distribution fee--Class B.............           500,693
   Distribution fee--Class C.............            11,471
   Transfer agent's fees and expenses....           132,000
   Custodian's fees and expenses.........            99,000
   Registration fees.....................            55,000
   Reports to shareholders...............            27,000
   Audit fee and expenses................            16,000
   Directors' fees and expenses..........            14,000
   Legal fees and expenses...............            11,000
   Miscellaneous.........................             4,736
                                            -----------------
      Total expenses.....................         1,486,144
                                            -----------------
Net investment loss......................          (749,337)
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        14,954,142
   Foreign currency transactions.........          (161,917)
                                            -----------------
                                                 14,792,225
                                            -----------------
Net change in unrealized appreciation/depreciation on:
   Investments...........................       (30,335,879)
   Foreign currencies....................           (48,586)
                                            -----------------
                                                (30,384,465)
                                            -----------------
Net loss on investments and foreign
   currencies............................       (15,592,240)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $ (16,341,577)
                                            -----------------
                                            -----------------

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease) in            November 30,        May 31,
Net Assets                            1997             1996
Operations
   Net investment loss..........  $    (749,337)   $  (1,466,500)
   Net realized gain on
      investment and foreign
      currency transactions.....     14,792,225       20,092,637
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign
      currencies................    (30,384,465)     (12,087,497)
                                  -------------    -------------
   Net increase (decrease) in
      net assets resulting from
      operations................    (16,341,577)       6,538,640
                                  -------------    -------------
Distributions from net realized
   gains
   (Note 1)
   Class A......................             --       (4,657,286)
   Class B......................             --      (12,161,558)
   Class C......................             --         (234,109)
   Class Z......................             --          (32,340)
                                  -------------    -------------
                                             --      (17,085,293)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold....     87,999,046      157,545,157
   Net asset value of shares
      issued in reinvestment of
      distributions.............             --       15,354,101
   Cost of shares reacquired....   (116,147,474)    (145,400,427)
                                  -------------    -------------
   Net increase (decrease) in
      net assets from Fund share
      transactions..............    (28,148,428)      27,498,831
                                  -------------    -------------
Total increase (decrease).......    (44,490,005)      16,952,178
Net Assets
Beginning of period.............    164,200,531      147,248,353
                                  -------------    -------------
End of period...................  $ 119,710,526    $ 164,200,531
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                                       PRUDENTIAL NATURAL
Notes to Financial Statements (Unaudited)              RESOURCES FUND, INC.
-------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic natural resource companies.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value. Securities for which market quotations are not readily available, and for which the pricing agent or principal market maker does not provide a valuation, including restricted securities, will be valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Options listed on exchanges are valued at their closing price on the applicable exchange.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period.
Net realized gains (losses) on foreign currency transactions represents net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized depreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies
--------------------------------------------------------------------------------
                                       9

                                                       PRUDENTIAL NATURAL
Notes to Financial Statements (Unaudited)              RESOURCES FUND, INC.
-------------------------------------------------------------------------------
and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive investment companies' transactions. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net investment loss and increase accumulated net realized gain on investments and by $161,917 for realized foreign currency losses during the six months ended November 30, 1997. Net investment loss, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended November 30, 1997.
PSI has advised the Fund that it has received approximately $30,600 in front-end sales charges resulting from sales of Class A shares during the six months ended November 30, 1997. From these fees, PSI paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs. PSI has advised the Fund that for the six months ended November 30, 1997, it received approximately $148,900 and $800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expired on December 30, 1997 and was subsequently extended through December 29, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of November 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six
--------------------------------------------------------------------------------
                                       10

                                                       PRUDENTIAL NATURAL
Notes to Financial Statements (Unaudited)              RESOURCES FUND, INC.
-------------------------------------------------------------------------------
months ended November 30, 1997, the Fund incurred fees of approximately $105,700 for the services of PMFS. As of November 30, 1997, approximately $17,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain-out-of pocket expenses paid to non-affiliates.
For the six months ended November 30, 1997, PSI and/or its foreign affiliates earned approximately $3,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended November 30, 1997 aggregated $20,776,633 and $52,901,240, respectively.
The federal income tax basis of the Fund's investments at November 30, 1997 was $125,291,729 and accordingly, net unrealized depreciation for federal income tax purposes was $7,382,158 (gross unrealized appreciation--$16,925,571 gross unrealized depreciation--$24,307,729).
For federal income tax purposes the Fund elected to treat net currency losses of approximately $31,000 incurred in the seven month period ended May 31, 1997 as having incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At November 30, 1997, the Fund had a 0.7% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $8,148,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:
Bear, Stearns & Co. Inc., 5.74%, in the principal amount of $330,000,000, repurchase price $330,157,850, due 12/1/97. The value of the collateral including accrued interest was $337,310,022.
Credit Suisse First Boston Corp., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $342,024,757.
Deutsche Morgan Grenfell, Inc., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $336,600,387.
Morgan Stanley & Co. Inc., 5.625%, in the principal amount of $119,585,000, repurchase price $119,641,055, due 12/1/97. The value of the collateral including accrued interest was $121,976,916.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Six months ended November 30, 1997:
Shares sold........................    4,025,155    $ 65,395,188
Shares reacquired..................   (4,677,168)    (76,181,673)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (652,013)    (10,786,485)
Shares issued upon conversion from
  Class B..........................      183,175       3,039,772
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (468,838)   $ (7,746,713)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1997:
Shares sold........................    5,780,788    $ 95,719,238
Shares issued in reinvestment of
  distributions....................      275,315       4,341,728
Shares reacquired..................   (5,504,443)    (91,242,896)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      551,660       8,818,070
Shares issued upon conversion from
  Class B..........................      460,102       7,810,060
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,011,762    $ 16,628,130
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       11

                                                       PRUDENTIAL NATURAL
Notes to Financial Statements (Unaudited)              RESOURCES FUND, INC.
-------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Six months ended November 30, 1997:
Shares sold........................      492,900    $  7,788,012
Shares reacquired..................   (1,597,239)    (24,789,044)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,104,339)    (17,001,032)
Shares reacquired upon conversion
  into Class A.....................     (192,938)     (3,039,772)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,297,277)   $(20,040,804)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1997:
Shares sold........................    3,305,711    $ 53,154,461
Shares issued in reinvestment of
  distributions....................      715,252      10,764,540
Shares reacquired..................   (3,104,475)    (49,520,723)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      916,488      14,398,278
Shares reacquired upon conversion
  into Class A.....................     (480,006)     (7,810,060)
                                      ----------    ------------
Net increase in shares
  outstanding......................      436,482    $  6,588,218
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Six months ended November 30, 1997:
Shares sold........................       24,799    $    404,225
Shares reacquired..................      (48,747)       (760,615)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (23,948)   $   (356,390)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1997:
Shares sold........................      243,854    $  4,042,826
Shares issued in reinvestment of
  distributions....................       14,319         215,504
Shares reacquired..................     (186,625)     (3,110,098)
                                      ----------    ------------
Net increase in shares
  outstanding......................       71,548    $  1,148,232
                                      ----------    ------------
                                      ----------    ------------
Class Z                                 Shares         Amount
-----------------------------------   ----------    ------------
Six months ended November 30, 1997:
Shares sold........................      861,317    $ 14,411,621
Shares reacquired..................     (862,334)    (14,416,142)
                                      ----------    ------------
Net decrease in shares
  outstanding......................       (1,017)   $     (4,521)
                                      ----------    ------------
                                      ----------    ------------
September 16, 1996* through
  May 31, 1997:
Shares sold........................      285,159    $  4,628,632
Shares issued in reinvestment of
  distributions....................        2,049          32,329
Shares reacquired..................      (94,564)     (1,526,710)
                                      ----------    ------------
Net increase in shares
  outstanding......................      192,644    $  3,134,251
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 7. Distributions
On December 10, 1997, the Board of Directors of the Fund declared a short-term capital gain distribution of $.37 per share and a long-term capital gain distribution of $1.80 per share for Class A, B, C and Z shares, respectively, payable on December 18, 1997 to shareholders of record on December 15, 1997.
--------------------------------------------------------------------------------
                                       12

                                                       PRUDENTIAL NATURAL
Financial Highlights (Unaudited)                       RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class A
                                                          ------------------------------------------------------------------------
                                                           Six Months
                                                             Ended                           Year Ended May 31,
                                                          November 30,     -------------------------------------------------------
                                                            1997(a)        1997(a)      1996       1995(a)     1994(a)     1993(a)
                                                          ------------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................      $  16.27       $ 17.34     $ 13.73     $ 12.55     $11.84      $10.02
                                                              ------       -------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss)..........................          (.04)         (.07)       (.01)       (.03)       .01         .02
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions..................         (1.89)          .94        4.42        1.21        .70        1.80
                                                              ------       -------     -------     -------     -------     -------
   Total from investment operations...................         (1.93)          .87        4.41        1.18        .71        1.82
                                                              ------       -------     -------     -------     -------     -------
Less distributions
Distributions from net realized gains.................            --         (1.94)       (.80)         --         --          --
                                                              ------       -------     -------     -------     -------     -------
Net asset value, end of period........................      $  14.34       $ 16.27     $ 17.34     $ 13.73     $12.55      $11.84
                                                              ------       -------     -------     -------     -------     -------
                                                              ------       -------     -------     -------     -------     -------
TOTAL RETURN(b):......................................        (11.86)%        5.37%      33.51%       9.40%      6.00 %     18.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................      $ 34,758       $47,054     $32,608     $19,682     $6,505      $1,898
Average net assets (000)..............................      $ 43,776       $40,393     $23,106     $10,791     $4,106      $  758
Ratios to average net assets:
   Expenses, including distribution fees..............          1.48%(c)      1.48%       1.57%       1.73%      1.89 %      2.38%
   Expenses, excluding distribution fees..............          1.23%(c)      1.23%       1.32%       1.48%      1.65 %      2.18%
   Net investment income (loss).......................          (.49)%(c)     (.43)%      (.09)%      (.25)%      .11 %       .13%
For Class A, B, C and Z shares:
Portfolio turnover....................................            15%           53%         41%         36%        19 %        50%
Average commission rate per share.....................      $  .0369       $ .0371     $ .0290         N/A        N/A         N/A

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                               PRUDENTIAL NATURAL
Financial Highlights (Unaudited)               RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class B
                                                          ------------------------------------------------------------------------
                                                           Six Months
                                                             Ended                            Year Ended May 31,
                                                          November 30,     -------------------------------------------------------
                                                            1997(a)        1997(a)        1996       1995(a)     1994(a)    1993(a)
                                                          ------------     --------     --------     -------     -------     -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................      $  15.46       $  16.70     $  13.35     $ 12.29     $ 11.69    $  9.97
                                                              ------       --------     --------     -------     -------    -------
Income from investment operations
Net investment loss...................................          (.10)          (.19)        (.10)       (.13)       (.08)      (.07)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions..................         (1.77)           .89         4.25        1.19         .68       1.79
                                                              ------       --------     --------     -------     -------    -------
   Total from investment operations...................         (1.87)           .70         4.15        1.06         .60       1.72
                                                              ------       --------     --------     -------     -------    -------
Less distributions
Distributions from net realized gains.................            --          (1.94)        (.80)         --          --         --
                                                              ------       --------     --------     -------     -------    -------
Net asset value, end of period........................      $  13.59       $  15.46     $  16.70     $ 13.35     $ 12.29    $ 11.69
                                                              ------       --------     --------     -------     -------    -------
                                                              ------       --------     --------     -------     -------    -------
TOTAL RETURN(b):......................................        (12.10)%         4.51%       32.49%       8.62%       5.13%     17.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................      $ 80,287       $111,464     $113,090     $80,774     $64,235    $36,150
Average net assets (000)..............................      $ 99,865       $107,361     $ 84,396     $74,681     $48,772    $23,464
Ratios to average net assets:
   Expenses, including distribution fees..............          2.23%(c)       2.23%        2.32%       2.48%       2.65%      3.18%
   Expenses, excluding distribution fees..............          1.23%(c)       1.23%        1.32%       1.48%       1.65%      2.18%
   Net investment loss................................         (1.24)%(c)     (1.18)%       (.84)%     (1.05)%      (.67)%    (.67)%

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                             PRUDENTIAL NATURAL
Financial Highlights (Unaudited)             RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class C                             Class Z
                                                          --------------------------------------------------     ------------
                                                                                                  August 1,
                                                           Six Months                              1994(d)        Six Months
                                                             Ended         Year Ended May 31,      through          Ended
                                                          November 30,     ------------------      May 31,       November 30,
                                                            1997(a)        1997(a)      1996       1995(a)         1997(a)
                                                          ------------     -------     ------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................       $15.46        $16.70      $13.35       $12.47          $16.30
                                                              -----        -------     ------        -----           -----
Income from investment operations
Net investment loss...................................         (.11)         (.19 )      (.10)        (.13)           (.03)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions..................        (1.76)          .89        4.25         1.01           (1.88)
                                                              -----        -------     ------        -----           -----
   Total from investment operations...................        (1.87)          .70        4.15          .88           (1.91)
                                                              -----        -------     ------        -----           -----
Less distributions
Distributions from net realized gains.................           --         (1.94 )      (.80)          --              --
                                                              -----        -------     ------        -----           -----
Net asset value, end of period........................       $13.59        $15.46      $16.70       $13.35          $14.39
                                                              -----        -------     ------        -----           -----
                                                              -----        -------     ------        -----           -----
TOTAL RETURN(b):......................................       (12.10)%        4.51 %     32.49%        7.06%         (11.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................       $1,908        $2,542      $1,551       $  606          $2,758
Average net assets (000)..............................       $2,288        $2,041      $  734         $294          $3,096
Ratios to average net assets:
   Expenses, including distribution fees..............         2.23%(c)      2.23 %      2.32%        2.56%(c)        1.23%(c)
   Expenses, excluding distribution fees..............         1.23%(c)      1.23 %      1.32%        1.56%(c)        1.23%(c)
   Net investment loss................................        (1.24)%(c)    (1.18 )%     (.84)%      (1.08)%(c)       (.24)%(c)

                                                        September 16,
                                                           1996(e)
                                                           through
                                                           May 31,
                                                           1997(a)
                                                        -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $ 17.08
                                                             -----
Income from investment operations
Net investment loss...................................        (.03)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions..................        1.19
                                                             -----
   Total from investment operations...................        1.16
                                                             -----
Less distributions
Distributions from net realized gains.................       (1.94)
                                                             -----
Net asset value, end of period........................     $ 16.30
                                                             -----
                                                             -----
TOTAL RETURN(b):......................................        7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................     $ 3,140
Average net assets (000)..............................     $   994
Ratios to average net assets:
   Expenses, including distribution fees..............        1.23%(c)
   Expenses, excluding distribution fees..............        1.23%(c)
   Net investment loss................................        (.18)%(c)

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting
The Most
From Your
Prudential
Mutual
Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
-------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction --
there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
-------------------------------------------------------------------------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.
-------------------------------------------------------------------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. GuniaDon G. Hoff
Robert E. LaBlanc
Mendel A. Melzer
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 1997 were not audited and, accordingly, no opinion is expressed on them.
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

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